                                                                [EX.-99.906CERT]

                                                                  Exhibit (a)(2)

                           SECTION 906 CERTIFICATIONS

     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.100


                                      By:  /s/Gary E. Wendlandt
                                           --------------------------
                                           Gary E. Wendlandt
                                           President

                                      Date: June 29, 2004


[A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.]

                                                                [EX.-99.906CERT]

                                                                  Exhibit (a)(2)

                           SECTION 906 CERTIFICATIONS


     In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.100


                                      By: /s/ Patrick J. Farrell
                                          --------------------------------
                                          Patrick J. Farrell
                                          Treasurer and
                                          Chief Financial and Accounting Officer

                                      Date: June 29, 2004


[A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.]